UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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TherapeuticsMD, Inc.

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Your Vote Counts!
THERAPEUTICSMD, INC. 2021 Annual Meeting Vote by May 26, 2021 11:59 PM ET

THERAPEUTICSMD, INC. 951 YAMATO ROAD, SUITE 220 BOCA RATON, FL 33431

D45483-P55549

 You invested in THERAPEUTICSMD, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	To elect directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

Nominees:

	01) Tommy G. Thompson	06) Karen L. Ling

	02) Robert G. Finizio	07) Jules A. Musing	For

	03) Paul M. Bisaro	08) Gail K. Naughton, Ph.D.

	04) J. Martin Carroll	09) Angus C. Russell

05) Cooper C. Collins

2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2020.		For

3.	To approve a stock option exchange program for those employees of the company who are not named executive officers.		For

4.	To approve an amendment to the TherapeuticsMD, Inc. 2019 Stock Incentive Plan to increase the number of authorized shares thereunder.		For

5.	To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of the company for the fiscal year ending December 31, 2021.		For

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

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D45484-P55549